UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2005

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01        Entry into a Material Definitive Agreement.

Amendment to Performance-Based Awards

As described in our Form 8-K filed with the Securities and Exchange Commission on June 1, 2005, certain employees, including executive officers, of PFF Bancorp, Inc. (the "Registrant"), on May 24, 2005 were granted performance-based awards pursuant to the Registrant's 2004 Equity Incentive Plan (the "Plan").  Three sets of awards were granted, the first payable after March 31, 2006, the second payable after March 31, 2007 and the third payable after March 31, 2008.

The awards were structured such that the Registrant must achieve certain targets in three of the following six performance criteria during the applicable measurement period for awards to be vested: (i) return on average equity, (ii) total return, (iii) diluted earnings per share growth percentage, (iv) efficiency ratio, (v) increase in number of deposit households, and (vi) growth in the "Four-Cs" (commercial, construction and land, commercial real estate and equity based consumer loans).  Notwithstanding the foregoing, no award would vest and be paid if the Registrant did not achieve the financial target in the diluted earnings per share growth percentage category.  A detailed description of the awards can be found in our Form 8-K filed on June 1, 2005.

On August 24, 2005, the Employee Compensation and Benefits Committee of the Registrant's Board of Directors, as administrator of the Plan, amended the awards.  The extent of the amendment was to substitute "change in net interest margin" for "total return" as one of the six performance criteria in the awards.  This change was instituted to avoid possible adverse accounting consequences that could result from the use of "total return" as one of the performance criteria, which could be viewed a market-based criteria rather than a criteria based on the Registrant's performance.

Forms of the Amended and Restated 2006 Award Agreement, the Amended and Restated 2007 Award Agreement and the Amended and Restated 2008 Award Agreement are filed herewith.

Item 9.01        Financial Statements and Exhibits

      (c)              Exhibit No.        Description

                        10.15                Form of Amended and Restated Performance-Based Award

                                                 Agreement payable March 31, 2006

                        10.16                Form of Amended and Restated Performance-Based Award

                                                 Agreement payable March 31, 2007

                        10.17                Form of Amended and Restated Performance-Based Award

                                                 Agreement payable March 31, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: August 29, 2005